Second-Quarter 2003 Financial Results July 31, 2003

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; the company's ability to fund its short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Second-Quarter and First-Half Financial Summary Second Quarter 2003 Second Quarter 2002 % Change First Half 2003 First Half 2002 % Change Net Sales $1,682M $1,553M 8% $2,829M $2,774M 2% Net Income (Loss) $295M $147M 101% $355M $(1,589M) NM Diluted EPS $1.12 $0.56 100% $1.35 $(6.02) NM Free Cash Flow* $(223M) $(431M) 48% NM = Not Meaningful * Sum of cash flows from operations and investing activities Please see slide 8 for reconciliation to Statement of Consolidated Cash Flows

Items Included in Reported Earnings First Half 2003 $(0.05) adoption of FAS 143 First Half 2002 $(0.38) per share for Argentine bad-debt reserve $(6.90) per share for goodwill impairment $(0.16) per share for restructuring $0.08 per share for asset sale in Japan Second Quarter 2002 $(0.38) per share for Argentine bad-debt reserve $(0.16) per share for restructuring $0.08 per share for asset sale in Japan Second Quarter 2003 None

Monsanto U.S. Biotech Trait Acres - 2003 Preliminary Estimate U.S. Roundup Ready soybean 62.0 60.0 3 Total U.S. soybean traits 62.0 60.0 3 U.S. Roundup Ready corn 6.5 5.6 16 U.S. YieldGard corn borer 19.7 18.2 8 U.S. YieldGard rootworm corn 0.4 - NM U.S. "stacked" corn traits* 5.1 2.2 132 Total U.S. corn traits 31.7 26.0 22 U.S. Roundup Ready cotton 4.5 5.2 (14) U.S. Bollgard I and II cotton 0.3 0.4 (25) U.S. "stacked" cotton traits* 5.4 4.8 13 Total U.S. cotton traits 10.2 10.4 (2) U.S. Roundup Ready canola 0.9 0.9 0 Total U.S. canola traits 0.9 0.9 0 TOTAL U.S. MONSANTO TRAIT ACRES 104.8 97.3 8 Acres in millions 2003 2002 % Change * "Stacked" trait categories reflect crops that contain two Monsanto technologies NM = Not Meaningful (both insect-protected and herbicide-tolerant).

U.S. Roundup Volumes In Line with Expectations Roundup Brand - U.S. Full-Year Roundup Brand - U.S. Results to Date Millions of gallons * POG (Use) reflects Monsanto estimates 2003 Forecast 2002 Actual Market Full-Year POG (Use)* 56 49 MON Full-Year Sales Volumes 40 38 Q2 2003 Q2 2002 H1 2003 H1 2002 MON Sales Volumes 19 23 23 28 2003 Forecast 2002 Actual MON Full-Year POG (Use)* 158 149 MON Full-Year Sales Volumes 65 55 Q2 2003 Q2 2002 H1 2003 H1 2002 MON Sales Volumes 18 16 30 29 Roundup Brand - ROW Full-Year Roundup Brand - ROW Results to Date

U.S. Cotton Trait Stacking Is a Bellwether for Corn Trait Stacking U.S. Corn Trait Acres Acres planted with Monsanto corn technology (millions) 1998 1999 2000 2001 2002 2003F Roundup Ready corn 0.9 2.1 2.6 3.4 5.6 6.5 YieldGard corn borer and rootworm 11.4 15.4 14.6 14.3 18.2 20.1 Stacked corn 0 0 0.1 1.2 2.2 5.1 Source: Monsanto estimates U.S. Cotton Trait Acres 1998 1999 2000 2001 2002 2003F Roundup Ready cotton 2.1 3.8 4.6 5.1 5.2 4.5 Bollgard I & II cotton 2 2 1.1 0.5 0.3 0.3 Stacked cotton 0.7 2.4 4.1 5.6 4.8 5.4 Stacked corn 1.2 2.2 5.1 Acres planted with Monsanto cotton technology (millions) Value proposition most apparent in stacked traits Rapid penetration of technology demonstrates value, cost and yield advantages for growers Monsanto branded corn seed containing a stacked trait doubled from last year to more than 30% Overall corn traits grew 22% from last year; stacked traits grew 132%

2003 Year-to-Date Free Cash Flow Improved 2002 year to date 2003 year to date Net income and noncash items 601 638 Working capital and other balance sheet changes -948 -776 Capital spending and investments -84 -85 Free cash -431 -223 $ Millions Net income and noncash items Working capital and other balance sheet changes Capital spending and other investing activities Free cash flow* Six Months Ended June 2003 Six Months Ended June 2002 Net Cash Required by Operations $(138) $(347) Net Cash Required by Investing Activities $(85) $(84) Free Cash Flow $(223) $(431) *Free cash flow reconciliation

Year-to-Date Trade Receivables Have Been Reduced U.S. Argentina Brazil ROW Total Trade receivables YTD 2002 1722 268 301 622 2913 Trade receivables YTD 2003 1588 253 230 638 2709 Net trade receivables down $204M on an absolute basis year-to- year; receivables as a percent of sales 9 percentage point improvement 12-month rolling average down 2 percentage points Full-year results still expected in the 36% - 38% range $ Millions

Reconciliation of Projected Calendar Year Consolidated Cash Flows $ Millions 2003 Projected Free Cash Flow Full-Year Ended Dec. 31, 2003 Net Cash Provided by Operations $530 - $560 Net Cash Required by Investing Activities $(180) - $(160) Projected Free Cash Flow for 2003 $350 - $400

$1.30 - $1.40* 36% - 38% range $250M - $300M Key Metrics for Calendar Year 2003: Emphasis on Delivering Both Earnings and Cash $350M - $400M*** 25% - 27% range Q1 Actual: ** $0.23 Q2 Actual: $1.12 YTD Actual: $1.35 Earnings Per Share Free Cash Flow Receivables as % of Sales Inventories as % of Sales Capital Expenditures * Excludes $(0.05) per share effect of accounting change for asset retirement obligations (FAS143) ** Includes $(0.05) per share effect of accounting change for asset retirement obligations (FAS143) *** Please see slide 10 for reconciliation to Projected Calendar Year Consolidated Cash Flows Calendar Year 2003 Targets

Calendar of Events For the Crop Fiscal Year Change August 14, 2003 Restated financials posted to our website - Historical and pro forma restatements provided October 15, 2003 Fourth-quarter earnings release and conference call Late November 2003 Crop fiscal year report and 10-K issued (8-month period) January 7, 2004 First-quarter earnings release and conference call March 31, 2004 Second-quarter earnings release and conference call June 30, 2004 Third-quarter earnings release and conference call October 6, 2004 Fourth-quarter earnings release and conference call